UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant

To Section 18 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2007

NITAR TECH CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware		N/A
State or other jurisdiction of incorporation	Commission File Number	I.R.S. employer identification number

2283 ARGENTIA SQUARE, UNIT #8

MISSISSAUGA, ONTARIO, CANADA, L5N 5Z2

(Address of principal executive offices, including zip code)

(905) 824-5306 [ EXT. 201]

(Registrant's telephone number, including area code)

None

(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The NITAR Board of Directors announced that, effective May 11, 2007, Mr. Jose Gustavo Brazil has resigned as Director and Secretary-Treasurer and is being substituted by the current Director of Finance, Mr. George Parselias, CGA, as Secretary-Treasurer.

Item 8.01 - Other Events

On May 7th, 2007 Nitar Tech Corp. (‘NITAR) signed a Letter of Intent to Purchase the company Techpower-Semi Enterprise Pte. Ltd. (‘TPS’), an established distributor of state-of-the-art electronic components, based in Taipei, Taiwan.  The NITAR Board of Directors also stated that the company has satisfactorily completed a thorough due-diligence process and preparations are underway to finalize a definitive Purchase Agreement.

Established in 2002, TPS has its core business as the distribution of electronic components produced by Asian manufacturers.  The company product line includes Semiconductors, Transistors, and Diodes, Rectifiers, Power Management, Touch Display Panels, DRAM, Flash RAM and SRAM. Since inception, TPS has developed a reliable distribution business that has grown into a vital supply link serving the Asian computer-manufacturing sector.

Item 99.1 - Press Release of Nitar Tech Corp. dated May 21st , 2007.

Item 99.2 - Letter of Intent  signed May 7th, 2007 for the Purchase the company Techpower-Semi Enterprise Pte. Ltd.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nitar Tech Corp.

(Registrant)

Dated: June 6, 2007

By:  /s/ Luiz O. Brasil

Luiz O. Brasil

President

EXHIBIT 99.1

NITAR SIGNS LETTER OF INTENT

MISSISSAUGA, Ontario, May 21st , 2007 – Nitar Tech Corp. (‘NITAR – NCHP), a company focused in the acquisition, development and marketing of innovative and advanced technologies, is pleased to announce the signing on May 7th, 2007 a Letter of Intent to Purchase the company Techpower-Semi Enterprise Pte. Ltd. (‘TPS’), an established distributor of state-of-the-art electronic components, based in Taipei, Taiwan.  The NITAR Board of Directors also stated that the company has satisfactorily completed a thorough due-diligence process and preparations are underway to finalize a definitive Purchase Agreement.

The NITAR Board of Directors also announced that, effective May 11, 2007, Mr. Jose Gustavo Brazil has resigned as Director and Secretary-Treasurer and is being substituted by the current Director of Finance, Mr. George Parselias, CGA, as Secretary-Treasurer.

Established in 2002, TPS has its core business as the distribution of electronic components produced by Asian manufacturers.  The company product line includes Semiconductors, Transistors, and Diodes, Rectifiers, Power Management, Touch Display Panels, DRAM, Flash RAM and SRAM.  Since inception, TPS has developed a reliable distribution business that has grown into a vital supply link serving the Asian computer-manufacturing sector.

Nitar Tech Corp.

Luiz O. Brasil, President and Director

Telephone: (905) 824 -5306 ~ Fax: (866) 585-1408

Safe Harbor: This release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The risks and uncertainties that may affect the operations, performance development and results of the company’s business include, but are not limited to, fluctuations in financial results, availability and customer acceptance of our products and services, the impact of competitive products, services and pricing, general market trends and conditions, and other risks detailed in the company’s SEC reports.

Exhibit 99.2

LETTER OF INTENT TO PURCHASE

Chinese translation

This letter made as of the 21st day of April, 2007 between N ITAR TECH CORP. ("NITAR") to Agatha Shen, representing all owners of Techpower-Semi Enterprise Pte. Ltd... (hereinafter referred as "The Seller") is for the purpose of setting forth the terms and conditions upon which NITAR will acquire from The Seller, 100% of all rights to Techpower-Semi Enterprise Pte. Ltd..

In consideration of the mutual promises, covenants, and representations contained herein, THE SELLER and NITAR AGREE AS FOLLOWS:

2007 Chinese translation

Agatha Shen, (Chinese). Techpower-Semi Enterprise Pte. Ltd.(Chinese)'
(Chinese)

N1TAR

(Chinese NITAR)

ARTICLE I

NITAR agrees to transfer 8,000,000 Nitar Common Shares to the Seller. under the following conditions,

THE SELLER shall sell, transfer and assign to Nitar all Assets, and all other tangible and intangible property rights and ownership pursuant to agreements between the Seller and Nitar.

(Chinese Translation of above)

REPRESENTATIONS AND WARRANTIES

Nitar, The Seller represent and warrant to each other that the following shall he true and correct in all respects as at the closing (as defined in Article IV of this Agreement).

(Chinese translation of above)

2.01 Organization. N FILAR is a corporation duly organized, validly existing, and in good standing under the laws of The State of Delaware, has all necessary corporate powers to enter into this agreement. All actions taken by the Directors and/or shareholders of Ntl'AR have been valid and in accordance with the laws of 'the State of Delaware.

2.01 (Chinese translation of above)

2.02 Ability to Carry Out Obligation The execution and delivery of this Agreement. by Nitar, and The Seller, and the performance by either of them of their obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which any of them are a party, or by which they may he bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause The Seller to he liable to any other party or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of The Seller,

2.02 (Chinese translation of above)

2.03 Full Disclosure, None of representations and warranties made by The Seller, or in any certificate or memorandum furnished or to be furnished hereunder by The Seller contain or will contain any untrue statement of a material fact, or omit any material fact the omission of which would he misleading.

2.03 (Chinese translation of above)

2.04 Contracts and Leases, The Seller is not a party to any undisclosed contracts or agreements. No person holds a power of attorney from The Seller.

2.04 (Chinese translation of above)

2.05 Compliance with Laws, The Seller has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to The Seller,.

2.05 (Chinese translation of above)

2.06 Litigation, The Seller is not subjected to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department agency, or instrumentality.

2.05 (Chinese translation of above)

2.07  Conduct of Business. Prior to the closing, The Seller will conduct his business in the normal course, and shall not without the prior written approval of NITAR:

(a)

incur any liabilities,

(b)

acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or

(c) enter into any other transaction.

2.07 (Chinese translation of above)

By NITAR (NITAR (in Chinese))

A certificate or certificates for shares of NITAR stock registered in an amount calculated in accordance with the provisions of Article 1 hereof

(Chinese translation of above)

ARTICLE III

REMEDIES
(Chinese Translation)

3.01 Termination. In addition to any other remedies, The Seller may on or before the Closing date terminate this Agreement without liability.

(i)

If any bonafide action or proceeding shall be pending against The Seller or NITAR on the closing date that could result in an unfavorable judgment, decree, or order that would prevent or make unlawful the carrying out of this Agreement or if any agency of the federal or of any state government shall have objected at or before the closing date to the acquisition by NITAR or to any other action required by or in connection with this Agreement;

(ii)

If at the Closing NITAR failed to do all things required to he completed pursuant to the terms of this agreement

3.01 (Chinese translation of above)

3.02 Indemnification. The Parties, jointly and severally agree to indemnify the other against all actual losses, damages and expenses caused by

(i) any material breach of this Agreement or any material misrepresentation contained herein or

(ii) any misstatement of a material fact or omission to state a material fact required being stated herein or necessary to make the statements herein not misleading,

3.02 (Chinese translation of above)

ARTICLE IV

MISCELLANEOUS

(Chinese translation of above)

4.01 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define. Limit or add to the meaning of any provision of this Agreement.

,4.01 (Chinese translation of above)

4.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the parties hereto.

,4.02 (Chinese translation of above)

4.03 Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the parties hereto.

(i)

the failure of any party to insist in anyone or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions,

(ii)

the acceptance of performance of anything required by this Agreement to he performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and

(iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

4.03  (Chinese translation of above)

4.04 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings both oral and written.

4.04 (Chinese translation of above)

4.05 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Faxed signatures shall be accepted as originals.

4.05 (Chinese translation of above)

4.06 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date or service if served personally on the party to whom notice is to be given, or on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified postage prepaid, and properly addressed as follows.

The Seller:

Techpower-Semi Enterprise Pte. Ltd. Agatha Shen

4F, NO 168, Sinhu 2nd Road

Neihu District

Taipei City, Taiwan

NITAR:

NITAR TECH CORP

Luiz 0. Brasil, President

3950 Worthview Pl.

Mississauga, Ontario, Canada L5N 6S7

4.06 (Chinese translation of above)

The Seller:

Techpower-Semi Enterprise Pte. Ltd. Agatha Shen

4F, NO 168, Sinhu 2nd Road

Neihu District

Taipei City, Taiwan

NITAR:

NITAR TECH CORP

Luiz 0. Brasil, President

3950 Worthview Pl.

Mississauga, Ontario, Canada L5N 6S7

4.07 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

4.07 (Chinese translation of above)

4.08 Binding Effect._ This Agreement shall inure to and be binding upon the parties their heirs, executors, personal representatives, successors and permitted assigns of each of the parties to this Agreement

4.08 (Chinese translation of above)

4.09 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the closing and shall, survive the closing of this Agreement.

4.09 (Chinese translation of above)

4.10 Mutual Cooperation, The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may he necessary or convenient to effect the transaction described herein.

4.10 (Chinese translation of above)

4.11 The Seller hereby acknowledges that with the exception of those certificates to be transferred by N1TAR., no stock certificates have been or will be issued to others.

The Seller further acknowledges its obligation to prepare and transfer all documentation to NITAR at the Closing.

4.11 (Chinese translation of above)

Submitted and Received as of the 7th day of May, 2007.

(Chinese translation of above)

TECHPOWER-SEMI ENTERPRISE PTE. LTD.

s/s

 Agatha Shen

NITAR TECH CORP.

By: /s/

Luiz O. Brazil, President